SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                  FORM 8-K

                               CURRENT REPORT
                    PURSANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  February 19, 2002

                                  AAR CORP.

             (Exact Name of Company as Specified in Its Charter)



                  DELAWARE             1-6263           36-2334820
              (State or other     (Commission File     (IRS Employer
              Jurisdiction of          Number)        Identification
               Incorporation)                             Number)

                                One AAR Place
                          1100 N. Wood Dale Road
                         Wood Dale, Illinois  60191

            (Address and Zip Code of Principal Executive Offices)

                               (630) 227-2000

            (Registrant's telephone number, including area code)







   ITEM 5.   OTHER EVENTS.

             On February 19, 2002, AAR CORP. sold 5,010,345 shares of its common stock, par value $1.00 per share, as described in the press release attached as Exhibit 99.1, pursuant to Stock Purchase
   Agreements entered into between AAR CORP. and the purchasers.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

        (c)  Exhibits

             99.1  Press Release issued February 19, 2002.

             99.2  Form of Stock Purchase Agreement.







                                  SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AAR CORP.


                            /s/  HOWARD A. PULSIFER
                            ---------------------------------------------
                            Howard A. Pulsifer
                            Vice President, General Counsel and Secretary

   Date:     February 20, 2002







                                EXHIBIT INDEX

   Exhibit Number                Description
   -----------------------------------------
   99.1                          Press Release issued February 19, 2002
   99.2                          Form of Stock Purchase Agreement